EXHIBIT 10.30

FORM OF REGISTRATION RIGHTS AGREEMENT

GRAN TIERRA ENERGY INC.
REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June 30, 2006 by and among GRAN TIERRA ENERGY INC., a Nevada corporation, (the “Company”), and each investor listed on Schedule 1 hereto (each such investor, individually, an “Initial Investor” and, collectively, the “Initial Investors”).

WHEREAS, the Company has agreed to issue and sell to the Initial Investors, and the Initial Investors have agreed to purchase from the Company, shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (including any securities issued or issuable thereto or into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event, the “Common Stock”) and warrants (“Warrants”) to purchase shares of Common Stock, at a per share price and upon the terms and conditions set forth in the Securities Purchase Agreement, dated as of the date hereof, between the Company and the Investors (the “Securities Purchase Agreement”); and

WHEREAS, the terms of the Securities Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Investors to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

“Affiliates” means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Person, as such terms are used and construed under Rule 144.

“Board” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Date” has the meaning set forth in the Securities Purchase Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“Investor” means the Initial Investors and any Person holding Registrable Shares or any Person to whom the rights under this Agreement have been transferred.

“Person” (whether or not capitalized) means an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Shares” means, at the relevant time of reference thereto, the Shares, the Warrants and the Warrant Shares (including any shares of capital stock that may be issued in respect thereof, or into which or for which such Shares, Warrants or Warrant Shares may be exchanged for or converted into, pursuant to a stock split, stock dividend, recombination, recapitalization, reorganization, reclassification or the like), provided, however, that the term “Registrable Shares” shall not include any of the Shares or Warrants that are actually sold pursuant to a registration statement that has been declared effective under the Securities Act by the SEC.

“Registration Statement” means the Mandatory Registration Statement, any Demand Registration on Form SB-2 (or other equivalent or applicable form), and any additional registration statements contemplated by this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement or Prospectus.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants.

2. MANDATORY REGISTRATION.

(a) As promptly as possible after the date hereof, and in any event prior to the date that is seventy-five (75) days following the Closing Date (the “Mandatory Filing Date”), the Company shall prepare and file with the SEC a Registration Statement on Form SB-2 (or on such other appropriate form for the required purpose) for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, each Investor as an initial selling stockholder thereunder (the “Mandatory Registration Statement”). The Mandatory Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares and shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of the Mandatory Registration Statement) the “Plan of Distribution” attached hereto as Annex A. The Company agrees to use its best efforts to cause the Mandatory Registration Statement to be declared effective as soon as possible but in no event later than the date that is 120 days following the Closing Date (or 150 days following the Closing Date in the event the Registration Statement is the subject of a review by the SEC) (the “Mandatory Effective Date”) (including filing with the SEC, within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Mandatory Registration Statement will not be “reviewed” or will not be subject to further review, a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act (an “Acceleration Request”), which request shall request an effective date that is within three (3) Business Days of the date of such request) and will otherwise effect all such registration, obtain all such qualifications and comply with all such laws, rules and regulations as may be necessary to permit the sale, transfer and other disposition of the Registrable Shares by the Investors thereof pursuant to the Mandatory Registration Statement. The Company shall notify each Investor in writing promptly (and in any event within three (3) Business Days) after the Company’s submission of an Acceleration Request to the SEC. The Company shall be required to keep the Mandatory Registration Statement and any qualification, exemption or compliance under state securities laws which the Company determines to obtain or which the Company obtains at the request of the Investors continuously effective (including through the filing of any required post-effective amendments) with respect to the Investors, and to keep such Registration Statement and related prospectus free of any material misstatements or omissions, until the earlier to occur of (i) the date after which all of the Registrable Shares registered thereunder shall have been sold or (ii) the date after which all of the Registrable Shares (excluding such Registrable Shares as are registered pursuant to any other effective Registration Statement) are freely tradable without any volume limitations by the Investors pursuant to Rule 144(k) promulgated under the Securities Act or any successor or substitute rule, law or provision. Thereafter, the Company shall be entitled to withdraw the Mandatory Registration Statement and, upon such withdrawal, the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Mandatory Registration Statement (or any prospectus relating thereto).

(b) Notwithstanding anything in this Section 2 to the contrary, if the Company shall furnish to the Investors a certificate signed by the Chief Executive Officer of the Company stating that the Board has made the good faith determination (i) that the continued use by the Investors of the Mandatory Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant hereto would require, under the Securities Act and the rules and regulations promulgated thereunder, premature disclosure in the Mandatory Registration Statement (or the Prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would not be in the best interests of the Company and (iii) that it is therefore essential to suspend the use by the Investors, of the Mandatory Registration Statement (and the Prospectus relating thereto), then the right of the Investors to use the Mandatory Registration Statement (and the Prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the “Suspension Period”) not greater than fifteen (15) Business Days during any consecutive twelve (12) month period. During the Suspension Period, the Investors shall not offer or sell any Registrable Shares pursuant to or in reliance upon the Mandatory Registration Statement (or the Prospectus relating thereto). The Company agrees that, as promptly as possible, but in no event later than one (1) Business Day, after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the Mandatory Registration Statement (and the Prospectus relating thereto) pursuant to this Section 2(b), the Company will as promptly as possible lift any suspension, provide the Investors with revised Prospectuses, if required, and will notify the Investors of their ability to effect offers or sales of Registrable Shares pursuant to or in reliance upon the Mandatory Registration Statement.

(c) It shall be a condition precedent to the obligations of the Company to register Registrable Shares for the account of an Investor pursuant to this Section 2 or Section 3 that such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it, and the method of disposition of such securities as shall be required by the SEC to effect the registration of such Investor’s Registrable Securities.

(d) In the event that the Mandatory Registration Statement or other required registration statement is not declared effective by the SEC by the Mandatory Effective Date, then the Company shall pay each Investor as liquidated damages for such failure and not as a penalty the following amounts: one percent (1%) of the purchase price (as set forth in the Securities Purchase Agreement) for the first month after the Mandatory Effective Date; one and one-half percent (1.5%) commencing on the first day of the second month through the last day of the third month after the Mandatory Effective Date; two percent (2%) commencing on the first day of the fourth month through the last day of the fifth month after the Mandatory Effective Date; and thereafter a one-half percent (0.5%) increase each quarter (the “Liquidated Damages Amount”), each month for such time period beyond the Mandatory Effective Date that such registration statement is not effective or beyond any applicable Suspension Period (a “Penalty Period”) (for purposes of clarity, it is hereby understood and agreed that, solely for the purpose of this Section 2(d), the deemed purchase price for each Share is $1.20 and the purchase price of each Warrant underlying each Unit shall be deemed to be equal to $0.30, provided that the dollar amounts set forth in this parenthetical clause shall be appropriately adjusted in the event of any adjustment, pursuant to the terms of the Warrants, in the exercise price of the Warrants or the number of shares issuable upon exercise of the Warrants); provided, however, that the amount payable to any Investor hereunder for any partial Penalty Period will not be pro-rated for the number of actual days during such Penalty Period during which a registration default remains uncured. Such payment of liquidated damages shall be made to each Investor within five (5) calendar days after the Penalty Period either, at the Investor’s option, (1) in cash or (2) in additional shares of Common Stock of the Company, such shares being valued at the average of the VWAPs of the Common Stock as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. to 4:02 p.m. Eastern Time) using the VAP function over the 20 trading days immediately prior to the Mandatory Effective Date; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Shares pursuant to this Agreement. If the Company fails to pay said cash payment to a Investor entitled thereto by the applicable date specified in the immediately preceding sentence, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to such Investor, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The total amount of liquidated damages payable to the Investors pursuant to this Section 2(d), including any interest thereon, shall in no event exceed twenty five percent (25%) of the purchase price for the Units (as set forth in the Securities Purchase Agreement).

(e)  During any Penalty Period, the Company shall not (i) file any other registration statement, (ii) file any amendment to any other registration statement, or (iii) request acceleration of the effective date of any other registration statement registering with the SEC any securities of the Company until the Company has cured the condition leading to such Penalty Period, unless such filing or request has been approved by the holders of a majority of the Registrable Securities; provided, however, that the foregoing shall not limit the Company’s right to file or request acceleration of the effective date of any other registration statements using Forms S-4 or S-8 or other applicable successor Forms.

2A. DEMAND REGISTRATION RIGHTS.

(a) If for any reason the SEC does not permit all of the Registrable Shares to be included in a Mandatory Registration Statement filed pursuant to Section 2, or for any other reason at any time any Registrable Shares are not able to be covered or resold pursuant to an effective Mandatory Registration Statement, and (i) Form SB-2 (or other equivalent or applicable form) is then available for the registration of such Registrable Shares and (ii) the Company shall receive from any Investors (including for this purpose their Affiliates) who hold (or who together hold) at least twenty-five percent (25%) of the then outstanding Registrable Shares a written request or requests (a “Demand Notice”) that the Company effect a registration on Form SB-2 (or other equivalent or applicable form)(a “Demand Registration”), or any successor or substitute form, with respect to all or a part of the Registrable Shares owned by such Investor(s), then the Company will promptly give written notice of the proposed registration and the Investor’s or Investors’ request therefor to all other Investors, and use best efforts to effect such registration, as soon as practicable and in any event within thirty (30) days, of all or such portion of such Investors’ Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Investor or Investors joining in such request as are specified in a written request given by such other Investor or Investors within fifteen (15) Business Days after receipt of such written notice from the Company; provided, however, that the Company may temporarily suspended the use of such registration statement for the same reasons and on the same terms as described in Section 2(b) above. The Company shall not be required to effect more than three (3) registrations pursuant to this Section 2A(a) during any consecutive twelve (12) month period.

(b) It shall be a condition precedent to the obligations of the Company to register Registrable Shares for the account of an Investor pursuant to this Section 2 or Section 3 that such Investor furnish to the Company such information regarding itself and the Registrable Securities held by it, and, if different from Annex A, the method of disposition of such securities as shall be required to effect the registration of such Investor’s Registrable Securities.

3. “PIGGYBACK REGISTRATION”.

(a) If at any time any Registrable Shares are not able to be resold pursuant to an effective Registration Statement, and the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of an offering for its own account or the account of others (but excluding any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors twenty (20) days’ prior written notice of its intent to do so, and such notice shall describe the proposed registration and shall offer such Investors the opportunity to register such number of Registrable Shares as each such Investor may request. Upon the written request of any Investor given to the Company within twenty (20) days after the receipt of any such notice by the Company, the Company shall include in such Registration Statement all or part of the Registrable Shares of such Investor, to the extent requested to be registered.

(b) If a registration pursuant to Section 3 hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in this Section 3 to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock requested to be included in such registration for the account of any stockholders of the Company (including the Investors), pro rata among such stockholders on the basis of the number of shares of Common Stock that each of them has requested to be included in such registration, and (ii) second, any shares of Common Stock proposed to be included in such registration for the account of the Company.

(c) In connection with any offering involving an underwriting of shares, the Company shall not be required under this Section 3 or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

4. OBLIGATIONS OF THE COMPANY. In connection with the Company’s registration obligations hereunder, the Company shall, as expeditiously as practicable:

(a)  Use its best efforts diligently to prepare and file with the SEC a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such registration statement to become and remain effective until completion of the proposed offering;

(b) (i) Furnish to each Investor and such Investor’s counsel copies of all documents filed with the SEC relating to the registration of the Registrable Shares prior to their being filed with the SEC (and in any event fifteen (15) Business Days prior to the filing) which documents shall be subject to the review of each Investor and such Investor’s counsel, (ii) use commercially reasonable efforts to cause its officers and directors, counsel and certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such Investor, to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) notify the Investors of any stop order issued or threatened by the SEC and use best efforts to prevent the entry of such stop order or to remove it if entered.

(c) (i) Prepare and file with the SEC such amendments and supplements, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the Securities Act and to keep the Registration Statement continuously effective as required herein, and prepare and file with the SEC such additional Registration Statements as necessary to register for resale under the Securities Act all of the Registrable Shares (including naming any permitted transferees of Registrable Shares as selling stockholders in such Registration Statement); (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as possible to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and as promptly as possible provide the Investors true and complete copies of all correspondence from and to the SEC relating to the Registration Statement (other than correspondence containing material nonpublic information); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

(d) Notify the Investors and any underwriter as promptly as possible: (i) when the SEC notifies the Company whether there will be a “review” of a Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (ii) when a Registration Statement, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Shares or the initiation of any proceedings for that purpose; and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose. Without limitation of any remedies to which the Investors may be entitled under this Agreement, if any of the events described in Section 4(d)(ii)(A), 4(d)(ii)(B), and 4(d)(ii)(C) occur, the Company shall use best efforts to respond to and correct the event.

(e) Notify the Investors and any underwriter as promptly as possible of the happening of any event as a result of which the Prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will as promptly as possible prepare (and, when completed, give notice to each Investor) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Investors will not offer or sell Registrable Shares pursuant to such Prospectus until the Company has notified the Investors that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to the Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company’s obligation to as promptly as possible prepare a Prospectus amendment or supplement as above provided in this Section 4(e) and deliver copies of same as provided in Section 4(i) hereof), and it being further understood that, in the case of the Mandatory Registration Statement, any such period during which the Investors are restricted from offering or selling Registrable Shares shall constitute a Suspension Period.

(f) Upon the occurrence of any event described in Section 4(e) hereof, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(g) Use best efforts to avoid the issuance of or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as possible (it being understood that, in the case of the Mandatory Registration Statement, any period during which the effectiveness of the Mandatory Registration Statement or the qualification of any Registrable Shares is suspended shall constitute a Suspension Period).

(h) Furnish to each of the Investors, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, and all exhibits to the extent requested by such Investor or their counsels (including those previously furnished or incorporated by reference) as promptly as possible after the filing of such documents with the SEC.

(i) As promptly as possible furnish to each selling Investor and the underwriter, if any, without charge, such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements) as each such selling Investor may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(j) Use best efforts to register and qualify (or obtain an exemption from such registration and qualification) the Registrable Shares under such other securities or blue sky laws of the states of residence of each Investor and such other jurisdictions as each Investor shall reasonably request, to keep such registration or qualification (or exemption therefrom) effective during the periods each Registration Statement is effective, and do any and all other acts or things which may be reasonably necessary or advisable to enable each Investor to consummate the public sale or other disposition of Registrable Shares in such jurisdiction, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not then qualified or subject to process.

(k) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Securities Purchase Agreement and applicable law, of all restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as such Investors may request.

(l) Cooperate with any reasonable due diligence investigation undertaken by the Investors, any managing underwriter participating in any disposition pursuant to a Registration Statement, Investors’ counsels and any attorney, accountant or other agent retained by Investors or any managing underwriter, in connection with the sale of the Registrable Shares, including, without limitation, making available any documents and information; provided, however, that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor specifically requests and consents in advance in writing to receive such material, nonpublic information and, if requested by the Company, such Investor agrees in writing to treat such information as confidential.

(m) Furnish to each prospective selling holder a signed counterpart, addressed to the prospective selling holder, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants’ letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities.

(n) Cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock of the Company is then listed or quoted (or if the Common Stock is not yet listed or quoted, then on such exchange or quotation system as the selling holders of Registrable Shares and the Company shall determine).

(o) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, in each case as soon as practicable, but not later than 30 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions).

(p) Otherwise cooperate with the underwriter(s), the SEC and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under this Agreement.

(q) During the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act.

(r) At the request of an Affiliate of an Investor, the Company shall amend any Registration Statement to include such Affiliate as a selling stockholder in such Registration Statement.

(s) Comply with all applicable rules and regulations of the SEC in all material respects.

5. EXPENSES OF REGISTRATION. The Company shall pay for all expenses incurred in connection with a registration pursuant to this Agreement and compliance with Section 4 of this Agreement, including without limitation (i) all registration, filing and qualification fees and expenses (including without limitation those related to filings with the SEC, The Nasdaq Stock Market or any national securities exchange (including The American Stock Exchange) upon which the Company’s securities are at such time listed and in connection with applicable state securities or blue sky laws), (ii) all printing expenses, (iii) all messenger, telephone and delivery expenses incurred by the Company, (iv) all fees and disbursements of counsel for the Company, and (v) all fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement, the expense of any annual audit and audits of any significant acquisitions required to be included in the applicable registration statement.

6. DELAY OF REGISTRATION. Subject to Section 12(f) hereof, the Investors and the Company (other than with respect to Section 4(e) hereof) shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

7. INDEMNIFICATION. In the event that any Registrable Shares of the Investors are included in a Registration Statement pursuant to this Agreement:

(a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Investor and each officer, director, fiduciary, agent, investment advisor, employee, member (or other equity holder), general partner and limited partner (and affiliates thereof) of such Investor, each broker, underwriter or other person acting on behalf of such Investor and each person, if any, who controls such Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (the “Losses”) to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or relate to any untrue or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or relate to the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and leading to action or inaction required of the Company in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and, subject to the provisions of Section 7(c) hereof, the Company will reimburse on demand such Investor, such broker or other person acting on behalf of such Investor or such officer, director, fiduciary, employee, member (or other equity holder), manager, general partner, limited partner, affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the Registration Statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in reliance upon and in conformity with written information furnished by such Investor with respect to such Investor expressly for use in connection with such Registration Statement.

(b) To the fullest extent permitted by law, each Investor, severally (as to itself) and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director, officer or controlling person may become subject to, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereto) solely arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, or solely arise out of or relate to the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement in reliance upon and in conformity with written information furnished by such Investor with respect to such Investor expressly for use in connection with such Registration Statement; and, subject to the provisions of Section 7(d) hereof, such Investor will reimburse on demand any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such Losses, provided, however, that the maximum aggregate amount of liability of such Investor under this Section 7 shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Investor from the sale of Registrable Shares covered by such Registration Statement; and provided, further, however, that the indemnity agreement contained in this Section 7(b) or 7(e) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of such Investor against which the request for indemnity is being made (which consent shall not be unreasonably withheld), and that no selling Investor shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

(c) As promptly as possible after receipt by an indemnified party under this Section 7 of notice of the threat, assertion or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, the failure to notify an indemnifying party promptly of the threat, assertion or commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7 except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the indemnifying party.

(d) If any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 7. Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company.

(e) If the indemnification provided for in this Section 7 from the indemnifying party is applicable by its terms but unavailable to an indemnified party hereunder in respect of any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the maximum aggregate liability of any Investor as set forth in Section 7(b), contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b), 7(c) and 7(d), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

(f) The indemnity and contribution agreements contained in this Section are in addition to any liability that any indemnifying party may have to any indemnified party.

8. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company agrees to use best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act; (iii) as long as any Investor owns any Shares, Warrants or Warrant Shares, to furnish in writing upon such Investor’s request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual and quarterly reports of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Shares, Warrants or Warrant Shares without registration, and (iv) undertake any additional actions reasonably necessary to maintain the availability of a Registration Statement, including any successor or substitute forms, or the use of Rule 144.

9. TRANSFER OF REGISTRATION RIGHTS. Each Investor may assign or transfer any or all of its rights under this Agreement to any Person, provided such assignee or transferee agrees in writing to be bound by the provisions hereof that apply to such assigning or transferring Investor. Upon any such, and each successive, assignment or transfer to any permitted assignee or transferee in accordance with the terms of this Section 9, such permitted assignee or transferee shall be deemed to be an “Investor” for all purposes of this Agreement.

10. ADDITIONAL ISSUANCE. The Company’s issuance of additional capital stock and other securities of the Company shall be limited pursuant to the additional issuance restrictions set forth in Section 6.6 of the Securities Purchase Agreement.

11. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

12. MISCELLANEOUS.

(a) This Agreement, and any right, term or provision contained herein, may not be amended, modified or terminated, and no right, term or provision may be waived, except with the written consent of (i) the holders of a majority of the then outstanding Registrable Shares and (ii) the Company; provided that any amendment or modification that is materially and disproportionately adverse to any particular Investor (as compared to all Investors as a group) shall require the consent of such Investor.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflicts of law. This Agreement shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and transferees, provided that the terms and conditions of Section 9 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor (including any successors or assigned) shall cease to own any Registrable Shares, all of such Investor’s rights under this Agreement shall immediately terminate.

(c) Each party hereby irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of this Agreement shall be brought in a state court located in New York, New York; (ii) consents to the jurisdiction of any such court in any suit, action or proceeding; and (iii) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.

(d) Each of the Company and the Investor hereby waives any right to a trial by jury in any lawsuit, action, claim or proceeding to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered or to be delivered in connection with this Agreement and agrees that any lawsuit, action, claim or proceeding will be tried before a court and not before a jury.

(e) Any notices to be given pursuant to this Agreement shall be in writing and shall be given by certified or registered mail, return receipt request. Notices shall be deemed given when personally delivered or when mailed to the addresses of the respective parties as set forth on Exhibit A or Schedule 1 hereto, as applicable, or to such changed address of which any party may notify the others pursuant hereto, except that a notice of change of address shall be deemed given when received. An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 12(e) if sent with return receipt requested to the electronic mail address specified by the receiving party on Exhibit A or Schedule 1 hereto, as applicable. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party.

(f)  Upon the request of any Investor delivered to the Company in compliance with Section 12(e), the Company shall provide to counsel for such Investor (i) any notices required to be provided to such Investor pursuant to this Agreement and (ii) copies of any documents required to be delivered to Investors pursuant to this Agreement, including, without limitation, any notice required to be given to such Investor under Sections 4(d) and 4(e) and any documents required to be delivered to such Investor under Sections 4(h) and 4(i).

(g) The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to other rights granted under this Agreement or at law, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

(h) This Agreement may be executed in a number of counterparts. All such counterparts together shall constitute one Agreement, and shall be binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart. The parties hereto confirm that any facsimile copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

(i) Except as contemplated in Section 9 hereof, this Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto.

(j) If any provision of this Agreement is invalid, illegal or unenforceable, such provision shall be ineffective to the extent, but only to the extent of, such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless such a construction would be unreasonable.

(k) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their permitted successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

GRAN TIERRA ENERGY INC.

By:
[ ]

Investors.

______________________

By: [ ]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Exhibit A

All correspondence to the Company shall be addressed as follows:

Gran Tierra Energy Inc.
300, 611-10th Avenue S.W. Floor,
610-8th Avenue S.W.
Calgary, Alberta
CANADA
Attention: James Hart, Chief Financial Officer
Facsimile: (403) 265-3242
jameshart@grantierra.com.

with copies (which shall not constitute notice) to:

McGuireWoods LLP
1345 Avenue of the Americas
New York, NY 10105
Attention: Louis W. Zehil, Esq.
Telecopier: (212) 548-2175
lzehil@mcguirewoods.com

All correspondence to the Investors shall be addressed as set forth in Schedule 1 below

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

• ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

• block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

• purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

• an exchange distribution in accordance with the rules of the applicable exchange;

• privately negotiated transactions;

• to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

• broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

• a combination of any such methods of sale; and

• any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of Common Stock were sold, (iv)the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission. If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Schedule 1

Schedule of Investors